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              Liberty Newport
         International Equity Fund

               Annual Report
             October 31, 2001



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

President's Message

[photo of Keith T. Banks]

Dear Shareholder:

I wanted to take this opportunity to let you know that the sale of Liberty Financial's asset management companies to FleetBoston Financial was completed on November 1, 2001.

In light of this development, I think it is important to assure you that only the ownership of the investment advisor has changed. You will see no immediate change in your investment. Your fund will continue to be guided by Charles Roberts, Michael Ellis and Deborah Snee, and follow the same investment principles that attracted you to the fund in the first place.

Market performance in the past year, and in the past month in particular, underscores the importance of staying focused on long-term investment goals. I have asked Frazier Evans, Liberty's senior economist, to offer his perspective on the economy following the events of September 11. As a special feature, his commentary follows this letter. Frazier provides monthly updates on the economy and the markets, which can be found at libertyfunds.com.

In this report, your portfolio managers share their insight and outlook for the fund. I would encourage you to read their report, as well as Frazier's views.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President


Meet the new president

On November 1, 2001, Keith T. Banks became president of Liberty Funds. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US Equity for J.P. Morgan Investment Management from 1996 to 2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.


Net asset value per share 10/31/01 ($)
     Class A        8.68
     Class B        8.45
     Class C        8.53
     Class Z        8.75

Distributions declared per share 11/1/00-10/31/01 ($)
     Class A        0.34
     Class B        0.34
     Class C        0.34
     Class Z        0.34


Economic and market conditions can change frequently. There is no assurance that trends described herein will continue or commence.


[boxed text]
Not FDIC       May Lose Value
insured        No Bank Guarantee

Special Economic Commentary


[photo of C. Frazier Evans]

C. Frazier Evans has more than 30 years of investment experience at Liberty Funds Group, where he has held positions as director of investment research and portfolio manager of several equity funds. He has held the title of senior economist for the past 15 years.


A nation wonders - how long a recession?

Since the tragic events of September 11, investors have been watching for indications as to the severity of the economic impact. Some aspects of economic activity have been surprisingly resilient, such as auto sales and housing starts. On the other hand, the blow to confidence has been enough to leave the level of overall activity below that which prevailed at the end of August. The clearest damage has been to travel-related industries such as transportation, lodging, meals, entertainment and recreation, which together account for almost 6% of gross domestic product (GDP). All things considered, the scenario may be a recession that began in March and extends through the first quarter of next year. A 12-month recession would be about average in historic terms. Past recessions have ranged from six to 16 months.

An early end to the projected recession could result from the unprecedented level of stimulus currently being applied to the economy. Nine months of rate reductions from the Federal Reserve have been followed by further injections of liquidity in the aftermath of the attack. On the fiscal side, the Bush tax cuts, which were already in place, are to be extended with an additional stimulus program. It is hard to conceive that this combination of monetary and fiscal stimulus will not result in some acceleration of economic activity by spring of next year.

Activity in bond markets reflected
possibility of a short recession

Fixed income securities have begun to reflect this outlook. Short-term interest rates have declined to 42-year lows, as monetary easing confronts an initially slack economy. On the other hand, long-term bond yields have moved sideways, as the bond market balances the positive effects of a likely decline in inflation next year with the reappearance of a deficit in federal budget projections. The Treasury market will have difficulty making much progress in the face of a probable economic recovery next year. An exception to this overall view may be the corporate bond market, where the spread between yields on high yield corporates and 10-year Treasuries has widened to historically high levels. Should confidence in the economic recovery begin to build, we would expect this part of the bond market to rally.

Are we at a low point in the market cycle?

Equity investors responded to the prevailing uncertainty by liquidating a record $30 billion from equity funds in September. While this is understandable, it is nonetheless the case that past instances of extreme investor pessimism have often marked low points in the market cycle. The current period is unusual, in that equity funds experienced net liquidations for the three months ending September 30. The last time that happened over three months was the period ending September 1990. While history may not repeat itself, the stock market bottomed in October 1990.


[callouts]

"Although the market could certainly experience significant volatility around adverse economic and political news, a longer-term horizon might suggest a more positive prospect."

"All things considered, the scenario may be a recession that began in March and extends through the first quarter of next year."

Special Economic Commentary


Why do p/e ratios still seem high?

Some investors are concerned that although stock prices are down substantially from their highs, the price-to-earnings ratio of the market still seems relatively high. It is not unusual for p/e ratios to seem high at this stage of the market cycle. This is because stocks often rise in anticipation of economic recovery while their current earnings are still depressed. Thus it is helpful to reassess stocks' valuations in light of their normal level of profitability, in which case the market may not seem as expensive.

It is also worth noting that the stock market's p/e has been biased upward for some time by the very high valuations accorded the technology sector. As of mid-November, the p/e of the S&P 500 Index on consensus 12-month forward estimated earnings was 22.7. That number, however, resulted from the blend of 19% of the index representing the technology sector, still carrying a lofty p/e of 54, with the remaining 81% of the index selling at a p/e multiple of about 18.

Looking forward

In short, although the market could certainly experience significant volatility around adverse economic and political news, a longer-term horizon might suggest more positive prospects. The current economic, psychological and valuation framework for the market is one that has been characteristic of market opportunity in the past.

Although historic patterns are made to be broken, it may be of some solace to note that the market has now entered the November through April period. Over the past 30 years, the six months ending April 30 have averaged an 8.9% gain, in contrast to the May through October period, where on average the stock market has managed only a 0.3% increase.

The opinions expressed are those of the contributor and are subject to change.

Economic and market conditions can change frequently. There is no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well. Bond investing may pose special risks associated with changes in interest rates and changes in the financial strength of issuers of lower-rated bonds.


For C. Frazier Evans' monthly market commentary visit libertyfunds.com

Performance Information


Value of a $10,000 investment
6/8/92 - 10/31/01

Performance of a $10,000 investment
6/8/92 - 10/31/01 ($)

             without       with
              sales        sales
              charge      charge
--------------------------------
 Class A      14,740      13,893
--------------------------------
 Class B      13,758      13,758
--------------------------------
 Class C      13,804      13,804
--------------------------------
 Class Z      14,804        n/a


[mountain chart]

            Class A shares without sales charge     Class A shares with sales charge       MSCI EAFE (GDP) Index
6/8/1992    10000                                    9425                                  10000
            10070                                    9490                                  10000
            10339                                    9745                                   9646
            10110                                    9528                                  10126
            10080                                    9500                                   9754
             9750                                    9189                                   9358
             9352                                    8812                                   9404
             9498                                    8952                                   9402
             9487                                    8942                                   9511
             9921                                    9351                                   9844
            10587                                    9978                                  10517
            11121                                   10482                                  11485
            11766                                   11090                                  11664
            11708                                   11034                                  11463
            12213                                   11511                                  11808
            12305                                   11597                                  12673
            11799                                   11121                                  12407
            12305                                   11598                                  12748
            11982                                   11293                                  11732
            12706                                   11975                                  12557
            13402                                   12631                                  13518
            12961                                   12216                                  13443
            12664                                   11936                                  13250
            12736                                   12004                                  13919
            13033                                   12284                                  13600
            12791                                   12055                                  13595
            13151                                   12395                                  13910
            13522                                   12745                                  14145
            13511                                   12734                                  13647
            13552                                   12773                                  14062
            12481                                   11764                                  13435
            12587                                   11864                                  13537
            11933                                   11247                                  13190
            12323                                   11614                                  13176
            12818                                   12081                                  13773
            13240                                   12479                                  14388
            13440                                   12667                                  14249
            13541                                   12762                                  14089
            14081                                   13272                                  15011
            13943                                   13141                                  14383
            13805                                   13011                                  14554
            13159                                   12402                                  14132
            13720                                   12931                                  14431
            14227                                   13409                                  15048
            14695                                   13850                                  15239
            14807                                   13956                                  15285
            15365                                   14482                                  15488
            15711                                   14808                                  15970
            15722                                   14818                                  15734
            15409                                   14523                                  15856
            14637                                   13796                                  15401
            15242                                   14365                                  15392
            15432                                   14545                                  15815
            16014                                   15093                                  15643
            16864                                   15895                                  16311
            17165                                   16178                                  16195
            17424                                   16422                                  15891
            16931                                   15957                                  16002
            16819                                   15852                                  16307
            16856                                   15887                                  16267
            18137                                   17094                                  17114
            18801                                   17720                                  18133
            19679                                   18547                                  18532
            18787                                   17707                                  17201
            20086                                   18931                                  18305
            18875                                   17789                                  16952
            18206                                   17159                                  16883
            18183                                   17137                                  17128
            18455                                   17394                                  18018
            19378                                   18264                                  19055
            20589                                   19405                                  20093
            20832                                   19634                                  20394
            20801                                   19605                                  20684
            20683                                   19493                                  20878
            20865                                   19665                                  21150
            17943                                   16912                                  18362
            17166                                   16179                                  17850
            18658                                   17585                                  19837
            19449                                   18331                                  20866
            20101                                   18945                                  21705
            20167                                   19008                                  21727
            19478                                   18358                                  21045
            19986                                   18837                                  22152
            20889                                   19688                                  23040
            19872                                   18729                                  21832
            20973                                   19767                                  22931
            21350                                   20123                                  23628
            21368                                   20139                                  23781
            21252                                   20030                                  24190
            21975                                   20711                                  25023
            23289                                   21950                                  25918
            25974                                   24481                                  28435
            23795                                   22427                                  26863
            24737                                   23315                                  27851
            25017                                   23578                                  28678
            23218                                   21883                                  26920
            22640                                   21338                                  26320
            22690                                   21385                                  27465
            21964                                   20701                                  26084
            22080                                   20810                                  26370
            21519                                   20282                                  25144
            20628                                   19442                                  24423
            20018                                   18867                                  23446
            20344                                   19174                                  24018
            19579                                   18453                                  24239
            17999                                   16964                                  22615
            16640                                   15683                                  21154
            17439                                   16436                                  22541
            16827                                   15859                                  21725
            16503                                   15554                                  20906
            15993                                   15074                                  20444
            15739                                   14834                                  19900
            14669                                   13825                                  17693
10/31/2001  14740                                   13893                                  17516


Mutual fund performance changes over time. Please visit libertyfunds.com for daily performance updates.

Past performance does not guarantee future investment results. Returns and value of an investment may vary resulting in a gain or loss on sale. The Morgan Stanley Capital International (MSCI) EAFE (GDP) Index is an unmanaged index that tracks the performance of equity securities of developed countries outside North America. Unlike the fund, an index is not an investment, does not incur fees or expenses, and is not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index. Index performance is from May 31, 1992.


Average annual total return as of 10/31/01 (%)

Share class                      A                           B                             C                    Z
Inception                      6/8/92                      6/8/92                        8/1/97              2/16/99
-------------------------------------------------------------------------------------------------------------------
                      without         with        without           with        without          with       without
                       sales         sales         sales           sales         sales          sales        sales
                       charge        charge        charge          charge        charge         charge       charge
-------------------------------------------------------------------------------------------------------------------
1-year                 -28.55        -32.66        -29.22          -32.66        -29.14         -29.83       -28.39
-------------------------------------------------------------------------------------------------------------------
5-year                  -1.65         -2.80         -2.35           -2.61         -2.28          -2.28        -1.56
-------------------------------------------------------------------------------------------------------------------
Life                     4.22          3.56          3.45            3.45          3.49           3.49         4.26
-------------------------------------------------------------------------------------------------------------------


Average annual total return as of 9/30/01 (%)

Share class                      A                           B                             C                    Z
-------------------------------------------------------------------------------------------------------------------
                      without         with        without           with        without          with       without
                       sales         sales         sales           sales         sales          sales        sales
                       charge        charge        charge          charge        charge         charge       charge
-------------------------------------------------------------------------------------------------------------------
1-year                 -31.83        -35.75        -32.44          -35.72        -32.34         -33.00       -31.70
-------------------------------------------------------------------------------------------------------------------
5-year                  -1.01         -2.17         -1.71           -1.98         -1.65          -1.65        -0.92
-------------------------------------------------------------------------------------------------------------------
Life                     4.20          3.54          3.45            3.45          3.48           3.48         4.25
-------------------------------------------------------------------------------------------------------------------


Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate maximum class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

Class C share performance information includes returns for the fund's class B shares (the oldest existing fund class with a similar expense structure) for periods prior to its inception date.

Class Z share performance information includes returns of the fund's class A shares (as its expense structure more closely resembles that of class Z shares) for periods prior to its inception date. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A and class Z shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the class Z shares would have been higher.

Portfolio Managers' Report


Difficult market environment, difficult times

The class A shares of Liberty Newport International Equity Fund declined by 28.55% (unadjusted for sales charge) during the fiscal year ended October 31, 2001. This compares with a decline of 25.86% in the MSCI EAFE (GDP) Index during the same period. The fund underperformed its benchmark, in part because it was not invested in economically sensitive, cyclical companies during the first quarter of 2001. These companies performed very strongly during the period in the misplaced belief that the global economy was about to pick up strength. In addition, the fund was hurt by poor performance of holdings in the telecommunications sector, such as NTT DoCoMo (1.9% of net assets), the largest cell phone operator in Japan. The company has been forced to take charges against substantial investments it has made in foreign operators. Performance was also hurt by weakness in asset gatherers, such as Banca Fideuram in Italy (0.8% of net assets), whose operations were adversely affected by weak capital markets.

US: driver of global economies

The US remains, for the most part, the locomotive of global growth, contributing about 20% of the world's total GNP. As the American economy has slowed from the excesses of the late 1990s, economies around the world have followed suit. Company after company has announced disappointing earnings as well as layoffs. Although these announcements spanned most sectors of the economy, they were particularly noticeable in the technology sector.

In light of this, the fund has placed an emphasis on sectors and stocks that historically have been less sensitive to the downward cyclical forces currently affecting the economies of the world. Consumer staples (covering food, cosmetics and beverage companies) is a good example of such a sector. As of the end of October 2001, the fund had a significantly larger stake in this sector than its benchmark.


[sidebar]

Top 10 holdings as of 10/31/01 (%)

GlaxoSmithKline PLC                3.7
Altana AG                          3.4
Secom                              3.2
Sanofi-Synthelabo SA               3.0
Takeda Chemical Industries         2.5
Nestle SA                          2.5
Seven-Eleven Japan                 2.3
Canon                              2.2
Osaka Gas                          2.0
Hong Kong & China Gas              2.0

Portfolio holdings are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings in the future.

Top 5 countries as of 10/31/01 (%)

United Kingdom                    22.3
Japan                             19.8
France                            14.4
Germany                            8.9
Netherlands                        7.4

Country breakdowns are calculated as a percentage of total investments. Since the fund is actively managed, there can be no guarantee the fund will continue to invest in these countries in the future.


Bought
--------------------------------------------------------------------------------
Diageo PLC (1.2% of net assets), a UK-based spirits company, has been growing its revenues in part by acquiring the beverage assets of Seagram. At the same time it has been divesting itself of non-core assets, in order to focus on higher margin businesses, such as the successful launch of ready-to-drink extensions of existing brands - such as Smirnoff Ice.

Sold
--------------------------------------------------------------------------------
In our opinion, HSBC Holdings (Hong Kong Shanghai Banking Corporation), a global banking group, had become expensive relative to its peers. In addition, its earnings disappointed investors two quarters in a row.

Health care is another sector that we feel is better equipped to deal with the current economic slowdown. At more than double the benchmark weight this sector represents the largest holding in the fund. Health care companies tend to offer attractive financials, good balance sheets, and most important during uncertain times, good earnings predictability. There are risks, however, including patent expiration and problems involved in developing new products, such as getting the necessary regulatory approval. It is for this reason the fund has spread its exposure in health care to over 14 different companies spanning eight countries.

Over the year we reduced exposure to the information technology (IT) and telecommunications sectors. These sectors, which were once the most rapidly growing segments of the economy, have been hurt the most by massive over-investment and a downturn in demand, which has resulted in a deterioration of reliable earnings projections. We have been worried for some time now over the high prices paid for 3-G (third generation) licenses in the mobile phone markets, and this has come back to haunt companies in the form of over-stretched balance sheets and as yet unproven technology.

The insurance sector, which has been hurt by poor capital markets, has been another area where we have reduced the fund's exposure.

Outlook

While the past 12 months have been difficult for international investors as economic growth in the United States slowed, we believe there are still many opportunities. In particular, we think the fund's emphasis on consumer staples and health care sectors should hold up well as the world adjusts to the slower growth environment.

In addition, investors should not lose sight of the broad diversification offered by investing outside the United States. While the market downturn recorded during the most recent period is disappointing, we continue to believe that many of the most dynamic investment opportunities can be found beyond US borders.

/s/ Charles R. Roberts
Charles R. Roberts

/s/ Michael Ellis
Michael Ellis

/s/ Deborah F. Snee
Deborah F. Snee

Charles R. Roberts, Michael Ellis and Deborah F. Snee are portfolio managers of Liberty Newport International Equity Fund. Charles Roberts is a managing director of Newport Pacific Management (Newport), the parent of the fund's investment advisor. Charles leads the management team with 29 years of experience in international equity management. Michael Ellis joined Newport in 1996 and is a senior vice president. He has over 14 years of experience in investing in international markets. Deborah Snee, a vice president of Newport, spent five years at Sit/Kim International as an emerging markets analyst before joining Newport.


Since the fund may invest a significant percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

The fund's approach offers the potential for long-term growth, but also involves the possibility of losses due to the sensitivity of growth stock prices to changes in current or expected earnings.

Investment Portfolio

October 31, 2001

Common Stocks - 97.4%               Shares        Value
-------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 17.0%
Depository Institutions - 7.2%
Banca Fideuram S.p.A.               57,550   $  355,131
Commonwealth Bank of Australia      41,300      620,108
DBS Bank Ltd.                       39,000      222,490
Fortis Bank Nederland (a)            1,500            5
Lloyds TSB Group PLC                62,082      627,571
Nordea AB FDR                       80,966      359,585
Royal Bank of Scotland Group PLC    22,400      533,307
Svenska Handelsbanken               54,800      676,061
                                             ----------
                                              3,394,258
                                             ----------
Financial Services - 4.3%
Bank of Ireland                     37,600      332,707
CGNU PLC                            77,406      934,209
Fortis (NL) N.V.                    19,642      465,365
Hutchison Whampoa Ltd.              36,600      296,794
                                             ----------
                                              2,029,075
                                             ----------
Holding & Other Investment Offices - 0.0%
Fortis                              40,950          369
                                             ----------
Insurance Carriers - 5.0%
Aegon N.V.                          20,662      519,313
Allianz AG                           2,637      619,779
AXA SA                              23,388      511,979
ING Groep N.V.                      27,618      689,167
                                             ----------
                                              2,340,238
                                             ----------
Non-Depository Credit Institutions - 0.5%
Ariake Japan Co., Ltd.               6,375      255,125
                                             ----------
-------------------------------------------------------
MANUFACTURING- 45.9%
Chemicals & Allied Products - 23.3%
Altana AG                           33,800    1,583,334
AstraZeneca Group PLC               13,645      619,114
Aventis SA                          12,501      920,630
GlaxoSmithKline PLC                 64,376    1,738,354
Novartis AG                         21,340      798,960
Novo Nordisk A/S, Class B           12,700      515,657
Roche Holding AG                     4,700      325,889
Sanofi-Synthelabo SA                21,442    1,414,899
Schering AG                         14,700      754,822
Serono SA, Bearer Shares               585      462,398
Takeda Chemical Industries Ltd.     24,000    1,162,366
UCB SA                              16,977      647,231
                                             ----------
                                             10,943,654
                                             ----------
Cleaning Products & Cosmetics - 4.0%
Christian Dior SA                   12,338      321,659
Kao Corp.                           39,000      923,718
L'Oreal SA                           8,802      608,176
                                             ----------
                                              1,853,553
                                             ----------
Electrical Industrial Equipment - 0.5%
STMicroelectronics N.V.              8,737   $  247,141
                                             ----------
Electronic Components - 1.6%
Electrocomponents PLC               44,302      285,361
Murata Manufacturing Co., Ltd.       4,600      288,533
Rohm Co., Ltd.                       1,600      170,271
                                             ----------
                                                744,165
                                             ----------
Food & Kindred Products - 13.4%
Compass Group PLC (a)               79,319      573,587
Diageo PLC                          58,300      587,023
Foster's Group Ltd.                255,683      623,646
Groupe Danone                        5,831      674,992
Heineken N.V.                       23,302      857,507
Ito En Ltd.                         14,600      775,074
Nestle SA                            5,600    1,162,310
Reckitt Benckiser PLC               32,200      451,425
Unilever PLC                        83,134      601,538
                                             ----------
                                              6,307,102
                                             ----------
Machinery & Computer Equipment - 2.2%
Canon, Inc.                         36,000    1,046,717
                                             ----------
Miscellaneous Manufacturing - 0.9%
Smith & Nephew PLC                  77,900      438,420
                                             ----------
-------------------------------------------------------
MINING & ENERGY- 2.8%
Oil & Gas Field Services - 2.8%
L'Air Liquide SA                     2,900      391,347
Osaka Gas Co., Ltd.                313,000      945,852
                                             ----------
                                              1,337,199
                                             ----------
-------------------------------------------------------
RETAIL TRADE- 5.6%
Food Stores - 3.3%
Carrefour SA                        16,459      842,920
Numico N.V.                          9,384      245,154
Tesco PLC                          126,864      446,762
                                             ----------
                                              1,534,836
                                             ----------
General Merchandise Stores - 2.3%
Seven-Eleven Japan Co., Ltd.        25,000    1,088,289
                                             ----------
-------------------------------------------------------
SERVICES - 10.2%
Auto Repair, Rental & Parking - 0.5%
Park24 Co., Ltd.                     3,500      206,387
                                             ----------
Business Services - 5.6%
Altran Technologies SA               5,063      232,611
Capita Group PLC                   144,174      934,087
Secom Co., Ltd.                     28,500    1,482,727
                                             ----------
                                              2,649,425
                                             ----------
Computer Related Services - 0.4%
Datacraft Asia Ltd.                 58,200      188,568
                                             ----------

See notes to investment portfolio.

6


Investment Portfolio (continued)

October 31, 2001


Common Stocks (continued)           Shares        Value
-------------------------------------------------------
Computer Software - 2.7%
ASM Lithography Holding N.V. (a)    12,039  $   173,525
Dassault Systemes SA                 5,700      227,782
Logica PLC                          12,748      136,511
Munich Reinsurance AG,
  Registered Shares                  2,181      575,673
SAP AG                               1,600      164,315
                                            -----------
                                              1,277,806
                                            -----------
Health Services - 1.0%
Beiersdorf AG                        4,200      469,919
                                            -----------
-------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS,
  ELECTRIC, GAS & SANITARY SERVICES - 15.3%
Air Transportation - 0.6%
BAA PLC                             38,491      308,478
                                            -----------
Communication Services - 1.4%
Telecom Italia S.p.A.              135,950      658,892
                                            -----------
Electric Services - 2.0%
Endesa SA                           26,724      409,263
Scottish Power PLC                  92,267      525,823
                                            -----------
                                                935,086
                                            -----------
Gas Services - 2.9%
Hong Kong & China Gas Co., Ltd.    751,200      939,018
Italgas S.p.A. (a)                  50,200      426,450
                                            -----------
                                              1,365,468
                                            -----------
Radiotelephone Communications - 1.9%
NTT DoCoMo, Inc.                        66      894,806
                                            -----------
Sanitary Services - 0.7%
Vivendi Environnement                8,000      307,802
                                            -----------
Telecommunications - 2.7%
Nokia Oyj                           13,000      266,661
Telefonica SA, ADR                  10,700      379,529
Vodafone Group PLC                 272,974      637,557
                                            -----------
                                              1,283,747
                                            -----------
Transport Services - 1.1%
TNT Post Group N.V.                 26,034      509,393
                                            -----------
Transportation - 2.0%
Autostrades S.p.A.                 145,600      915,523
                                            -----------
-------------------------------------------------------
WHOLESALE TRADE- 0.6%
Durable Goods - 0.6%
Johnson Electric Holdings Ltd.     345,500      301,211
                                            -----------
Total Common Stocks
  (cost of $50,495,995)                      45,832,652
                                            -----------

Warrants - 0.0%                      Units        Value
-------------------------------------------------------
Finance, Insurance & Real Estate - 0.0%
Siam Commercial Bank Public Co.,
  Ltd.(a)(b) (cost of $0)           36,666  $     1,722
                                            -----------

Short-Term Obligation - 1.7%          Par
-------------------------------------------------------
Repurchase agreement with
  SBC Warburg Ltd., dated 10/31/01,
  due 11/01/01 at 2.570%,
  collateralized by U.S. Treasury
  bonds with various maturities
  to 2027, market value $815,159
  (repurchase proceeds $787,056)  $787,000      787,000
                                            -----------

Total Investments - 99.1%
  (cost of $51,282,995)(c)                   46,621,374
                                            -----------

Other Assets & Liabilities, Net - 0.9%          434,336
-------------------------------------------------------
Net Assets - 100.0%                         $47,055,710
                                            ===========

Notes to Investment Portfolio:
(a) Non-income producing.
(b) Representing fair value as determined in good faith under the direction of the trustees.
(c) Cost for federal income tax purposes is $51,286,465.


Summary of Securities                              % of
by Country                           Value         Total
--------------------------------------------------------
United Kingdom                   $10,379,127       22.3%
Japan                              9,239,865       19.8
France                             6,701,938       14.4
Germany                            4,167,842        8.9
Netherlands                        3,459,424        7.4
Switzerland                        2,749,557        5.9
Italy                              2,355,996        5.0
Hong Kong                          1,537,023        3.3
Australia                          1,243,754        2.7
Sweden                             1,035,646        2.2
Spain                                788,792        1.7
United States                        787,000        1.7
Belgium                              647,605        1.4
Denmark                              515,657        1.1
Singapore                            411,058        0.9
Ireland                              332,707        0.7
Finland                              266,661        0.6
Thailand                               1,722        0.0
                                 -----------      -----
                                 $46,621,374      100.0%
                                 ===========      =====


         Acronym                  Name
       ----------                 -----
           ADR         American Depositary Receipt
           FDR         Finnish Depositary Receipt

See notes to financial statements.

Statement of Assets & Liabilities

October 31, 2001

Assets:
Investments, at value (cost of $51,282,995)                     $ 46,621,374
Cash                                                                 373,790
Receivable for:
   Investments sold                                                  522,911
   Fund shares sold                                                    3,840
   Dividends                                                         116,360
   Interest                                                               56
Deferred Trustees' compensation plan                                   1,010
Other assets                                                           6,306
                                                                ------------
   Total Assets                                                   47,645,647
                                                                ------------

Liabilities:
Payable to custodian bank                                            371,574
Payable for:
   Fund shares repurchased                                            78,008
   Management fee                                                     30,090
   Transfer agent fee                                                 38,570
   Bookkeeping fee                                                       833
   Trustees' fee                                                         400
   Deferred Trustees' fee                                              1,010
Other liabilities                                                     69,452
                                                                ------------
   Total Liabilities                                                 589,937
                                                                ------------
Net Assets                                                      $ 47,055,710
                                                                ============

Composition of Net Assets:
Paid-in capital                                                 $ 58,922,846
Accumulated net investment loss                                       (7,667)
Accumulated net realized loss                                     (7,199,730)
Net unrealized appreciation (depreciation) on:
   Investments                                                    (4,661,621)
   Foreign currency translations                                       1,882
                                                                ------------

Net Assets:                                                     $ 47,055,710
                                                                ============
Net Asset Value
   Per Share - Class A
   ($23,523,653/2,710,698)                                      $       8.68(a)
                                                                ============
Maximum Offering Price
   Per Share - Class A ($8.68/0.9425)                           $       9.21(b)
                                                                ============
Net Asset Value and Offering Price
   Per Share - Class B
   ($22,785,414/2,695,811)                                      $       8.45(a)
                                                                ============
Net Asset Value and Offering Price
   Per Share - Class C ($745,890/87,433)                        $       8.53(a)
                                                                ============
Net Asset Value, Offering and Redemption
   Price Per Share - Class Z ($753/86)                          $       8.75
                                                                ============


Statement of Operations

For the Year Ended October 31, 2001

Investment Income:
Dividends                                    $    818,385
Interest                                          201,552
                                             ------------
   Total Investment Income
     (net of foreign taxes
     withheld of $114,455)                      1,019,937

Expenses:
Management fee                 $    496,634
Distribution fee:
   Class B                          234,737
   Class C                            8,202
Service fee:
   Class A                           82,410
   Class B                           78,246
   Class C                            2,734
Transfer agent fee                  452,046
Bookkeeping fee                      31,123
Trustees' fee                        22,620
Other expenses                      226,342
                               ------------
   Total Expenses                               1,635,094
                                             ------------
   Net Investment Loss                           (615,157)
                                             ------------

Net Realized and Unrealized
  Gain (Loss) on Investments
  and Foreign Currency:

Net realized loss on:
Investments                      (7,196,259)
Foreign currency transactions      (156,550)
                               ------------
   Net realized loss                           (7,352,809)
                                             ------------
Net change in unrealized
  appreciation/depreciation on:
Investments                     (13,708,866)
Foreign currency translations        25,882
                               ------------
Net change in unrealized
   appreciation/depreciation                  (13,682,984)
                                             ------------
     Net Loss                                 (21,035,793)
                                             ------------
Decrease in Net Assets from
   Operations                                $(21,650,950)
                                             ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

Statement of Changes in Net Assets

                                                 Year             Year
                                                Ended            Ended
Increase (Decrease)                           October 31,      October 31,
In Net Assets                                    2001             2000
--------------------------------------------------------------------------
Operations:
Net investment income (loss)                $    (615,157)   $     278,477
Net realized gain (loss) on
   investments and foreign
   currency transactions                       (7,352,809)      14,529,744
Net change in unrealized
   appreciation/depreciation
   on investments and
   foreign currency
   translations                               (13,682,984)     (14,768,251)
                                            -------------    -------------
   Net Increase (Decrease)
     from Operations                          (21,650,950)          39,970
                                            -------------    -------------

Distributions Declared to Shareholders:
From net investment income:
   Class A                                             --         (298,593)
   Class B                                             --         (197,179)
   Class C                                             --           (5,111)
   Class Z                                             --          (36,377)
From net realized gains:
   Class A                                     (1,183,937)          (2,594)
   Class B                                     (1,100,372)          (1,713)
   Class C                                        (40,949)             (44)
   Class Z                                       (156,937)            (316)
In excess of net realized gains:
   Class A                                         (2,827)              --
   Class B                                         (2,628)              --
   Class C                                            (98)              --
   Class Z                                           (375)              --
                                            -------------    -------------
   Total Distributions
     Declared
     to Shareholders                           (2,488,123)        (541,927)
                                            -------------    -------------

Share Transactions:
Class A:
   Subscriptions                              201,588,361      632,433,158
   Distributions reinvested                     1,054,731          269,687
   Redemptions                               (218,882,850)    (642,399,932)
                                            -------------    -------------
     Net Decrease                             (16,239,758)      (9,697,087)
                                            -------------    -------------
Class B:
   Subscriptions                               10,334,794       17,096,252
   Distributions reinvested                       989,508          178,311
   Redemptions                                (18,088,479)     (24,685,683)
                                            -------------    -------------
     Net Decrease                              (6,764,177)      (7,411,120)
                                            -------------    -------------
Class C:
   Subscriptions                                1,595,034        3,894,759
   Distributions reinvested                        39,224            5,062
   Redemptions                                 (1,701,182)      (3,897,490)
                                            -------------    -------------
     Net Increase
     (Decrease)                                   (66,924)           2,331
                                            -------------    -------------

                                                 Year             Year
                                                Ended            Ended
                                              October 31,      October 31,
                                                 2001             2000
--------------------------------------------------------------------------
Class Z:
   Subscriptions                            $         244    $   1,408,755
   Distributions reinvested                       157,311           36,693
   Redemptions                                 (5,821,531)        (379,997)
                                            -------------    -------------
     Net Increase
     (Decrease)                                (5,663,976)       1,065,451
                                            -------------    -------------
Net Decrease from
   Share Transactions                         (28,734,835)     (16,040,425)
                                            -------------    -------------
Total Decrease in Net Assets                  (52,873,908)     (16,542,382)

Net Assets:
Beginning of period                            99,929,618      116,472,000
                                            -------------    -------------
End of period (including
   accumulated net investment
   loss and overdistributed
   net investment income of
   $(7,667) and $(13,383),
   respectively)                            $  47,055,710    $  99,929,618
                                            -------------    -------------

Change in Shares:
Class A:
   Subscriptions                               18,911,289       44,526,772
   Issued for distributions
     reinvested                                    88,262           18,321
   Redemptions                                (20,365,705)     (44,789,124)
                                            -------------    -------------
     Net Decrease                              (1,366,154)        (244,031)
                                            -------------    -------------
Class B:
   Subscriptions                                  979,513        1,213,650
   Issued for distributions
     reinvested                                    84,357           12,272
   Redemptions                                 (1,761,349)      (1,768,747)
                                            -------------    -------------
     Net Decrease                                (697,479)        (542,825)
                                            -------------    -------------
Class C:
   Subscriptions                                  137,856          282,599
   Issued for distributions
     reinvested                                     3,316              345
   Redemptions                                   (153,519)        (280,827)
                                            -------------    -------------
     Net Increase
     (Decrease)                                   (12,347)           2,117
                                            -------------    -------------
Class Z:
   Subscriptions                                       21          102,883
   Issued for distributions
     reinvested                                    13,087            2,489
   Redemptions                                   (497,814)         (25,652)
                                            -------------    -------------
     Net Increase
     (Decrease)                                  (484,706)          79,720
                                            -------------    -------------


See notes to financial statements.

Notes to Financial Statements

October 31, 2001

Note 1. Accounting Policies

Organization:

Liberty Newport International Equity Fund (the "Fund"), a series of Liberty Funds Trust III (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek preservation of capital, purchasing power and long-term growth. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares:
Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold investments for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights:

All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Federal income taxes:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At October 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

     Year of                       Capital Loss
    Expiration                     Carryforward
    ----------                    --------------
      2009                         $7,196,259

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

To the extent capital loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Distributions to shareholders:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

                    Increase (Decrease)
---------------------------------------------------------
                        Accumulated         Accumulated
Paid-in Capital    Net Investment Loss  Net Realized Loss
---------------------------------------------------------
 $(783,351)              $620,872            $162,479


These differences are primarily due to foreign currency transactions and a net operating loss. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

Foreign currency transactions:

Net realized and unrealized gains (losses) on foreign currency transactions include the gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

Forward currency contracts:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other:

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

Management and Administration fee:

Newport Fund Management, Inc. (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment advisor of the Fund. Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services and office facilities. For these combined services, the Fund pays a monthly fee equal to 0.75% annually of the Fund's average net assets. Prior to February 1, 2001, the Administrator provided management services.

On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

Bookkeeping fee:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, the Advisor pays fees to State Street under the Outsourcing Agreement.

During the period November 1, 2000 to June 30, 2001, the Advisor provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Transfer agent fee:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Administrator, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions plus reimbursement for certain out-of-pocket expenses.

Prior to July 1, 2001, the Transfer Agent received a monthly fee of 0.07% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions plus reimbursement for certain out-of-pocket expenses.

Underwriting discounts, service and distribution fees:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Administrator, is the Fund's principal underwriter. For the year ended October 31, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $21,843 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $51,296, $71,192 and $9,763 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

Investment activity:

For the year ended October 31, 2001, purchases and sales of investments, other than short-term obligations, were $24,246,169 and $42,318,263, respectively.

Unrealized appreciation (depreciation) at October 31, 2001, based on cost of investments for federal income tax purposes was:

      Gross unrealized appreciation     $  5,400,067
      Gross unrealized depreciation      (10,065,158)
                                        ------------
        Net unrealized depreciation     $ (4,665,091)
                                        ============

Other:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Line of Credit

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended October 31, 2001.

Financial Highlights

Selected data for a share outstanding
throughout each period is as follows:

                                                                          Year Ended October 31,
Class A Shares                                            2001        2000         1999         1998        1997
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $   12.49    $   13.38     $ 12.26      $ 15.26     $ 14.32
                                                       ---------    ---------     -------      -------     -------
Income from Investment Operations:
Net investment income (loss) (a)                           (0.06)        0.08        0.03         0.03        0.10
Net realized and unrealized gain (loss) on investments
  and foreign currency                                     (3.41)       (0.89)       2.04        (0.22)       2.29
                                                       ---------    ---------     -------      -------     -------
Total from Investment Operations                           (3.47)       (0.81)       2.07        (0.19)       2.39
                                                       ---------    ---------     -------      -------     -------
Less Distributions Declared
  to Shareholders:
From net investment income                                    --        (0.08)         --        (0.07)      (0.03)
In excess of net investment income                            --           --          --        (0.08)         --
From net realized gains                                    (0.34)          --(b)    (0.95)       (2.66)      (1.42)
In excess of net realized gains                               --(b)        --          --           --          --
                                                       ---------    ---------     -------      -------     -------
Total Distributions Declared to Shareholders               (0.34)       (0.08)      (0.95)       (2.81)      (1.45)
                                                       ---------    ---------     -------      -------     -------
Net Asset Value, End of Period                         $    8.68    $   12.49     $ 13.38      $ 12.26     $ 15.26
                                                       =========    =========     =======      =======     =======
Total return (c)                                        (28.55)%      (6.15)%      17.77%      (1.14)%      17.87%
                                                       ---------    ---------     -------      -------     -------
Ratios to Average Net Assets:
Expenses (d)                                               2.11%       1.59%        1.64%       1.68%        1.62%
Net investment income (loss) (d)                         (0.57)%       0.56%        0.21%       0.24%        0.67%
Portfolio turnover rate                                      39%         56%          43%        100%          67%
Net assets, end of period (000's)                      $  23,524    $ 50,939      $57,814      $58,213     $34,645

(a) Per share data was calculated using average shares outstanding during the period.
(b) Rounds to less than $0.01 per share.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

Selected data for a share outstanding
throughout each period is as follows:

                                                                          Year Ended October 31,
Class B Shares                                            2001        2000         1999         1998        1997
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $   12.28    $   13.19     $ 12.14      $ 15.07     $ 14.23
                                                       ---------    ---------     -------      -------     -------
Income from Investment Operations:
Net investment loss (a)                                    (0.13)       (0.02)      (0.07)       (0.06)      (0.01)
Net realized and unrealized gain (loss) on investments
  and foreign currency                                     (3.36)       (0.84)       2.02        (0.21)       2.27
                                                       ---------    ---------     -------      -------     -------
Total from Investment Operations                           (3.49)       (0.86)       1.95        (0.27)       2.26
                                                       ---------    ---------     -------      -------     -------
Less Distributions Declared
  to Shareholders:

From net investment income                                    --        (0.05)         --           --          --
From net realized gains                                    (0.34)          --(b)    (0.90)       (2.66)      (1.42)
In excess of net realized gains                               --(b)        --          --           --          --
                                                       ---------    ---------     -------      -------     -------
Total Distributions Declared to Shareholders               (0.34)       (0.05)      (0.90)       (2.66)      (1.42)
                                                       ---------    ---------     -------      -------     -------
Net Asset Value, End of Period                         $    8.45    $   12.28     $ 13.19      $ 12.14     $ 15.07
                                                       =========    =========     =======      =======     =======
Total return (c)                                        (29.22)%      (6.57)%      16.85%      (1.76)%      16.98%
                                                       ---------    ---------     -------      -------     -------
Ratios to Average Net Assets:
Expenses (d)                                               2.86%        2.34%       2.39%        2.43%       2.37%
Net investment loss (d)                                  (1.32)%      (0.19)%     (0.54)%      (0.51)%     (0.08)%
Portfolio turnover rate                                      39%          56%         43%         100%         67%
Net assets, end of period (000's)                      $  22,785    $  41,664     $51,930      $57,809     $26,817

(a) Per share data was calculated using average shares outstanding during the period.
(b) Rounds to less than $0.01 per share.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

Selected data for a share outstanding
throughout each period is as follows:

                                                                          Year Ended October 31,
Class C Shares                                            2001        2000         1999         1998        1997(a)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $   12.38     $  13.30    $  12.24     $  15.22    $  15.91
                                                       ---------     --------    --------     --------    --------
Income from Investment Operations:
Net investment loss (b)                                    (0.13)       (0.03)      (0.07)       (0.06)      (0.02)
Net realized and unrealized gain (loss) on investments
  and foreign currency                                     (3.38)       (0.84)       2.04        (0.18)      (0.67)(c)
                                                       ---------     --------    --------     --------    --------
Total from Investment Operations                           (3.51)       (0.87)       1.97        (0.24)      (0.69)
                                                       ---------     --------    --------     --------    --------
Less Distributions Declared
  to Shareholders:
From net investment income                                    --        (0.05)         --        (0.04)         --
In excess of net investment income                            --           --          --        (0.04)         --
From net realized gains                                    (0.34)          --(d)    (0.91)       (2.66)         --
In excess of net realized gains                               --(d)        --          --           --          --
                                                       ---------     --------    --------     --------    --------
Total Distributions Declared to Shareholders               (0.34)       (0.05)      (0.91)       (2.74)         --
                                                       ---------     --------    --------     --------    --------
Net Asset Value, End of Period                         $    8.53     $  12.38    $  13.30     $  12.24    $  15.22
                                                       =========     ========    ========     ========    ========
Total return (e)                                        (29.14)%      (6.59)%      16.90%      (1.53)%     (4.34)%(f)
                                                       ---------     --------    --------     --------    --------
Ratios to Average Net Assets:
Expenses (g)                                               2.86%        2.34%       2.39%        2.43%       2.39%(h)
Net investment loss (g)                                  (1.32)%      (0.19)%     (0.54)%      (0.51)%     (0.42)%(h)
Portfolio turnover rate                                      39%          56%         43%         100%         67%
Net assets, end of period (000's)                      $     746     $  1,235    $  1,299     $  1,171    $    103

(a) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from this date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.

Selected data for a share outstanding
throughout each period is as follows:

                                                                          Year Ended October 31,
Class Z Shares                                                        2001         2000        1999(a)
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   12.56    $  13.40      $ 11.95
                                                                    ---------    --------      -------
Income from Investment Operations:
Net investment income (loss) (b)                                        (0.04)       0.11         0.08
Net realized and unrealized gain (loss) on investments
  and foreign currency                                                  (3.43)      (0.86)        1.37
                                                                    ---------    --------      -------
Total from Investment Operations                                        (3.47)      (0.75)        1.45
                                                                    ---------    --------      -------
Less Distributions Declared
  to Shareholders:
From net investment income                                                 --       (0.09)          --
From net realized gains                                                 (0.34)         --(c)        --
In excess of net realized gains                                            --(c)       --           --
                                                                    ---------    --------      -------
Total Distributions Declared to Shareholders                            (0.34)      (0.09)          --
                                                                    ---------    --------      -------
Net Asset Value, End of Period                                      $    8.75    $  12.56      $ 13.40
                                                                    =========    ========      =======
Total return (d)                                                     (28.39)%     (5.71)%       12.13%(e)
                                                                    ---------    --------      -------
Ratios to Average Net Assets:
Expenses (f)                                                            1.86%       1.34%        1.37%(g)
Net investment income (loss) (f)                                      (0.32)%       0.81%        0.85%(g)
Portfolio turnover rate                                                   39%         56%          43%
Net assets, end of period (000's)                                   $       1    $  6,092      $ 5,429

(a) Class Z shares were initially offered on February 16, 1999. Per share data reflects activity from this date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g) Annualized.

Report of Independent Accountants

To the Trustees of Liberty Funds Trust III and the Shareholders of Liberty Newport International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Newport International Equity Fund (the "Fund") (a series of Liberty Funds Trust III) at October 31, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2001

Unaudited Information

Results of Special Meeting of Shareholders:

On September 26, 2001, a Special Meeting of Shareholders of the Fund was held to conduct a vote for or against the approval of the Items listed on the Trust's Proxy Statement for said meeting. On July 16, 2001, the record date for the Meeting, the Fund had shares outstanding of 5,853,848.537. The votes cast were as follows:

Proposal of
new investment                 % of Shares to     % of Shares
advisory                      Total Outstanding     to Total
agreement:         Shares          Shares         Shares Voted
--------------------------------------------------------------
For             3,395,037.955      58.00%            93.16%
Against           106,236.794       1.81%             2.92%
Abstain           142,894.538       2.44%             3.92%

Trustees & Transfer Agent

Douglas A. Hacker

President of United New Ventures and Executive Vice President of United Airlines. (formerly Executive Vice President, Chief Financial Officer of United Airlines; Senior Vice President and Chief Financial Officer of UAL, Inc.)

Janet Langford Kelly

Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

Richard W. Lowry

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera

Private Investor (formerly Executive Vice President and Director of Itek Corp.)

William E. Mayer

Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

Charles R. Nelson

Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

John J. Neuhauser

Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

Joseph R. Palombo

Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

Thomas E. Stitzel

Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

Thomas C. Theobald

Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

Anne-Lee Verville

Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)


Important Information About This Report

The Transfer Agent for Liberty Newport International Equity Fund is:


Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport International Equity Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Newport International Equity Fund

                              Give me Liberty.(R)

Liberty Funds believes in financial choice

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money
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Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.


Liberty Newport International Equity Fund Annual Report, October 31, 2001


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